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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K



                                 CURRENT REPORT
                                  PURSUANT TO
                             SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 2, 1996


                                MEDIA 100 INC.
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              (Exact name of Registrant as specified in charter)
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
DELAWARE             0-14779            04-2532613
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(State or other      (Commission File   (I.R.S. Employer
jurisdiction)        Number)            Identification No.)

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          100 Locke Drive, Marlborough, MA              01752-1192
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          (Address of Principal Executive Offices)      (Zip Code)



                                (508) 481-3700
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              (Registrant's Telephone number including area code)

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ITEM 5.  OTHER EVENTS.  On December 2, 1996, the Registrant issued a press
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release announcing the changing of its name from Data Translation, Inc. to Media
100 Inc., and the utilization of "MDEA" as its Nasdaq ticker symbol. The name change was effected in connection with the spin-off of its data acquisition and imaging and commercial products businesses to its wholly-owned subsidiary Data Translation II, Inc. (to be renamed Data Translation, Inc.), and was accomplished through the merger into the Company of Media 100 Inc., a wholly-owned subsidiary of the Company. Reference is made to the press release, which is included as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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        (c)  Exhibits.


Exhibit Number                        Title
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     99              Press Release of the Registrant dated December 2, 1996.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MEDIA 100 INC.



                              By /s/ Peter J. Rice
                                 --------------------------------------
Date:  December 6, 1996          Peter J. Rice
                                 Vice President & Treasurer
                                 (Chief Financial Officer)

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                                 EXHIBIT INDEX


Exhibit Number                      Description                         Page
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  99            Press Release of the Registrant dated December 2, 1996

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                                                               EXHIBIT 99
                                                               ----------

DATA TRANSLATION                                               NEWS RELEASE
100 LOCKE DRIVE, MARLBORO, MA  01752-1192 USA
(508) 481-3700   TLX  951646
FAX (508) 481-8620

                              FOR IMMEDIATE RELEASE
                              Contact:  Peter J. Rice
                              Chief Financial Officer, Media 100 Inc.
                              Tel:  (508) 460-1600, ext. 1-202

                              Contact:  Gary B. Godin
                              Chief Financial Officer, Data Translation, Inc.
                              Tel:  (508) 481-3700, ext. 1-237


                          DATA TRANSLATION ANNOUNCES
                     CHANGE OF NAME TO MEDIA 100 INC. AND
               EFFECTIVENESS OF SPIN OFF OF DATA ACQUISITION AND
                  IMAGING AND COMMERCIAL PRODUCTS BUSINESSES


December 2, 1996

  MARLBORO, MA -- Data Translation, Inc. today announced that it has changed its name to Media 100 Inc. and that, beginning on December 3, 1996, it will utilize "MDEA" as its Nasdaq ticker symbol. The change of name has been made in connection with the effectiveness today of the spin off of its data acquisition and imaging and commercial products businesses to its wholly-owned subsidiary Data Translation II, Inc. ("New DTI") and the distribution of the share of New DTI to the Company's stockholders. The Company's new name reflects its sole focus following the spin off on its Media 100(R) digital media business.

  In connection with the effectiveness of the spin off, New DTI has changed its name to Data Translation, Inc., and it will be assuming the "DATX" Nasdaq ticker symbol. New DTI has taken the Data Translation name due to the name's strong historical association with its data acquisition and imaging businesses.

  As previously announced, the Company's board of directors declared the payment of a dividend of one share of common stock of New DTI for every four shares of Company Common Stock to its stockholders of record on November 29, 1996. Certificates representing shares of stock of New DTI will be mailed to the Company's stockholders on or about December 13, 1996. Details of the transaction are described in an information statement which was distributed to the Company's stockholders on or about November 26, 1996.

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